UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2007

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Compensatory Arrangements of Certain Officers.

On July 26, 2007, our Board of Directors and the Board of Directors of our principal subsidiary, Greer State Bank (the “Bank”), approved the terms of the following agreements as more particularly set forth below. We will collectively refer to both of these Boards as the “Board.”

First Amendment to the Employment Agreement Between the Bank and R. Dennis Hennett

The Board approved certain amendments to the Employment Agreement between the Bank and R. Dennis Hennett dated January 2, 1989 (the “Employment Agreement”). Mr. Hennett is the Chief Executive Officer of the Bank and us. The Employment Agreement was previously filed as Exhibit 10.6 to our Form 10-K filed April 2, 2007, which is incorporated by reference. The amendments are included in a First Amendment to the Employment Agreement (the “First Amendment”). The First Amendment is filed as Exhibit 10.1, and is incorporated by reference.

The First Amendment attempts to ensure that payment of compensation to Mr. Hennett will not constitute a deferral of compensation that would make the Employment Agreement subject to the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, including compliance with regulations promulgated thereunder (collectively “Section 409A”). The First Amendment, which has an effective date of January 1, 2005, includes the following changes:

•

The Employment Agreement provides that if Mr. Hennett’s employment is terminated, we may, in our discretion, require him to continue to serve for six (6) months or we may require him to sever the employment relationship immediately and pay him his base salary along with appropriate fringe benefits on a monthly basis for six (6) months. The First Amendment provides that, notwithstanding the other provisions of the Employment Agreement with respect to payments upon the termination of Mr. Hennett’s employment, such payments may not exceed two (2) times the lesser of:

(a)	The sum of Mr. Hennett’s annual compensation (as defined in Treasury Regulation Section 1.415-2(d)(2)) for services provided to us as an employee and his net earnings from self-employment (as defined in Section 1402(a)(1) of the Internal Revenue Code of 1986, as amended) for services provided to us as an independent contractor, each for the calendar year preceding the calendar year in which the termination of employment occurs; or

(b)	The maximum amount that may be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, for such year.

•

Under the Employment Agreement, our Board of Directors may, in its discretion, choose to pay Mr. Hennett an annual bonus. Prior to the First Amendment, the Employment Agreement did not specify by what date any annual bonus had to be paid. The First Amendment adds a requirement that we pay any annual bonus to Mr. Hennett within sixty (60) days of the end of the year for which the bonus was awarded.

Amended and Restated Salary Continuation Agreements

On July 26, 2007, we approved the terms of separate Amended and Restated Salary Continuation Agreements with R. Dennis Hennett, Kenneth M. Harper, and J. Richard Medlock (the agreements collectively referred to as the “Amended Agreements”). The original Salary Continuation Agreements with Messrs. Hennett, Harper and Medlock were previously filed as Exhibits 10.7, 10.11 and 10.12, respectively, to our Form 10-K filed April 2, 2007, which are incorporated by reference. The general terms of the Amended Agreements are discussed below, with terms specific to an individual’s Amended Agreement set forth as appropriate. The Amended Agreements for Messrs. Hennett, Harper and Medlock are filed as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated by reference.

Lifetime Benefits

Upon termination of employment on or after the executive reaches age 65 for any reason other than death, then he will be entitled to an annual benefit, paid in equal consecutive monthly installments following such termination, for a period of 15 years. Mr. Hennett’s annual benefit is $40,000; Mr. Harper’s annual benefit is $50,000; and Mr. Medlock’s annual benefit is $20,000. This benefit is considered the executive’s normal retirement benefit.

Upon termination of employment before the executive reaches age 65, for reasons other than death, termination for cause, or following a change in control (as defined below), then he will be entitled to an early termination benefit. This benefit will be calculated as the amount set forth in a vesting schedule for the plan year (defined as the twelve-month period beginning on November 1 and ending October 31) when early termination occurs. The benefit is determined by vesting the executive in a certain percentage of the accrual balance shown on the vesting schedule, as of a certain date, with additional vesting in the accrual balance after such date. “Accrual balance” is a defined term in the Amended Agreements. As of November 1, 2005, Mr. Hennett was 90% vested in the accrual balance, and he will vest an additional 10% for each successive plan year until he becomes 100% vested. Mr. Harper was 10% vested in the accrual balance for the first plan year, and he will vest an additional 10% for each successive plan year until he becomes 100% vested. As of November 1, 2005, Mr. Medlock was 80% vested in the accrual balance, and he will vest an additional 10% for each successive plan year until he becomes 100% vested. We will pay the calculated benefit in 180 consecutive monthly installments, beginning on the first day of the month after the executive reaches age 65.

Upon termination of employment because of disability and before the executive reaches age 65, we will pay the benefit determined by vesting the executive in 100% of the accrual balance for the plan year during which termination occurs. We will pay the benefit in 180 equal consecutive monthly installments, beginning on the first day of the month following termination.

Upon termination of employment before the executive reaches age 65, for reasons other than death or disability, and following a change in control, we will pay the benefit determined by vesting the executive in 100% of the normal retirement benefit described above. We will pay the benefit in equal consecutive monthly installments, beginning on the first day of the month following termination, for a period of 15 years. “Change in Control” is defined as a change in the ownership or effective control of Greer Bancshares Incorporated or the Bank, or in the ownership of a substantial portion of the assets of either entity, as such change is further defined in Section 409A. Under Section 409A’s definition, one of three events (or a combination thereof) will constitute a change in control:

•	Change in ownership: Occurs on the date that any one person or entity acquires ownership of more than 50% of the total fair market value or total voting power of the company’s stock;

•

Change in effective control: Occurs on the date that either (i) any one person or group acquires during a twelve-month period ownership of 35% or more of the total voting power of the company’s stock; or (ii) a majority of members of the company’s board of directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the company’s board prior to the date of the appointment or election; or

•

Change in the ownership of a substantial portion of assets: Occurs on the date that any one person or group acquires (or has acquired during the preceding twelve months) company assets that have a total gross fair market value of 40% or more of the total gross fair market value of all of the company’s assets.

Death Benefits

If the executive dies while employed by the Bank, then we will pay a benefit that is 100% of either the accrual balance or the normal retirement benefit, depending on the specific terms of each Amended Agreement. Mr. Hennett’s and Mr. Medlock’s benefits will be 100% of the accrual balance for the first two plan years, and 100% of the normal retirement benefit for all successive plan years. Mr. Harper’s benefit will be 100% of the accrual balance for the first ten plan years, and 100% of the normal retirement benefit for all successive plan years. We will pay the benefit in 180 equal consecutive monthly installments, commencing within 30 days following the date of death.

If the executive dies after payment of any of the lifetime benefit described above has commenced, but before he has received all such payments, then we will pay the remaining benefit to his beneficiary at the same time and in the same amounts that the benefit would have been paid to the executive had he survived.

If the executive dies after termination of employment, but before payment of any lifetime benefit described above has begun, then we will pay the same benefit payments to his beneficiary to which he would have been entitled had he survived, except that the payments will commence within 30 days after the date of death.

Other provisions

If we terminate employment for: gross negligence or gross neglect of duties prior to a change in control; conviction of a felony; or fraud, disloyalty or willful violation of any law or material Bank policy; then no payment or benefits under the Amended Agreements will be due. No payments or benefits will be due if the executive makes any material misstatement of fact on any application for life insurance we purchase on the executive’s life.

The Amended Agreements contain covenants providing that the executives will not compete with us while employed or while they are receiving any benefit under the Amended Agreements. If the executive violates this covenant, all benefits are forfeited.

The Amended Agreements may be terminated only by a written agreement signed by the executive and us. The benefit owed upon termination will be the amount of the accrual balance as of the date of termination. Generally, termination of the Amended Agreements will not trigger a distribution of benefits; rather, distributions will be made at the earliest distribution event otherwise permitted. However, if the Amended Agreements are terminated under the following circumstances, then we may distribute the amount in the executive’s accrual balance, determined as of the date of termination, in a lump sum:

•

Within 30 days before or 12 months after a change in control, so long as (i) all distributions are made no later than 12 months following termination of the Amended Agreement and (ii) all agreements similar to the Amended Agreements are also terminated;

•

Upon the Bank’s dissolution or with the approval of a bankruptcy court, provided that amounts deferred under the Amended Agreements are included in the executive’s gross income as of a certain date; or

•

Upon the Bank’s termination of all non-account balance plans (as defined in Section 409A), provided that (i) distributions are made within a certain period and (ii) the Bank does not adopt any new non-account balance plans for a minimum of 5 years following the date of termination.

The Amended Agreements are unfunded arrangements, and the executives and any beneficiaries are general unsecured creditors of the Bank for payment of benefits. In most cases, we have procured life insurance in order to fund the benefits. Any insurance on the executives’ lives that we may obtain in connection with the Amended Agreements are general assets of the Bank to which the executives and any beneficiaries will have no preferred or secured claim.

The amounts payable to Messrs. Hennett, Harper and Medlock are shown in the Schedules A attached to their individual Amended Agreements, filed as Exhibits 10.2, 10.3 and 10.4, respectively, hereto and incorporated by reference.

Our primary purpose for making the changes in the Amended Agreements was to attempt to ensure compliance with Section 409A. The following changes were made specific to this purpose:

•	Revision of the definition of “Termination of Employment” and “Change in Control” to comply with those used in Section 409A;

•	Addition of provisions requiring that, if the executive is a “Specified Employee” within the meaning of Section 409A, payments may not commence until six (6) months after termination of employment.

“Specified Employee” means a key employee (as defined in Section 416(i) of the Internal Revenue Code without regard to paragraph 5 thereof) of the Bank if any of our stock is publicly traded on an established securities market or otherwise;

•

Addition of provisions allowing us to make distributions to the executive if any portion of his accrual balance is includable in his income as a result of the failure of the Amended Agreements to comply with the requirements of Section 409A, to the extent such tax liability can be covered by the executive’s vested accrual balance;

•

Addition of provisions that if any future amendment of the Amended Agreements delays the timing or changes the form of distributions to an executive, such amendment may not accelerate the time or schedule of any distribution except as allowed under Section 409A. Also included are certain restrictions on the timing and applicability of future amendments, as required by Section 409A;

•

Addition of provisions restricting the circumstances under which benefits may be distributed to an executive upon termination of the Amended Agreements. Except in these circumstances (described above), benefits are no longer payable upon termination;

•

Addition of provisions requiring us to withhold any taxes that are required to be withheld, including but not limited to taxes owed under Section 409A, from the benefits provided under the Amended Agreements. We are also required to satisfy all applicable reporting requirements, including those under Section 409A; and

•

Addition of provisions requiring that the Amended Agreements shall at all times be administered, and its provisions be interpreted, consistent with the requirements of Section 409A. Any alternative act that we may, in our discretion, take if it becomes impossible to perform any act required under the Amended Agreements, cannot violate Section 409A.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description

Exhibit 10.1	First Amendment to Employment Agreement between R. Dennis Hennett and Greer State Bank dated July 31, 2007.

Exhibit 10.2	Amended and Restated Salary Continuation Agreement between R. Dennis Hennett and Greer State Bank dated July 31, 2007.

Exhibit 10.3	Amended and Restated Salary Continuation Agreement between Kenneth M. Harper and Greer State Bank dated July 31, 2007.

Exhibit 10.4	Amended and Restated Salary Continuation Agreement between J. Richard Medlock and Greer State Bank dated July 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ J. Richard Medlock, Jr.
Name:	J. Richard Medlock, Jr.
Title:	Chief Financial Officer

Dated: August 1, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	First Amendment to Employment Agreement between R. Dennis Hennett and Greer State Bank dated July 31, 2007.

Exhibit 10.2	Amended and Restated Salary Continuation Agreement between R. Dennis Hennett and Greer State Bank dated July 31, 2007.

Exhibit 10.3	Amended and Restated Salary Continuation Agreement between Kenneth M. Harper and Greer State Bank dated July 31, 2007.

Exhibit 10.4	Amended and Restated Salary Continuation Agreement between J. Richard Medlock and Greer State Bank dated July 31, 2007.